NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide BNY Mellon Core Plus Bond ESG Fund

Nationwide BNY Mellon Disciplined Value Fund

Nationwide BNY Mellon Dynamic U.S. Core Fund

Nationwide Bond Fund

Nationwide Bond Index Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund

Nationwide GQG US Quality Equity Fund

Nationwide Inflation-Protected Securities Fund

Nationwide International Index Fund

Nationwide International Small Cap Fund

Nationwide Janus Henderson Overseas Fund (formerly, Nationwide AllianzGI International Growth Fund)

Nationwide Loomis All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Nationwide Mid Cap Market Index Fund

Nationwide NYSE Arca Tech 100 Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Small Company Growth Fund

Nationwide WCM Focused Small Cap Fund

Supplement dated February 28, 2023

to the Statement of Additional Information (“SAI”) dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Loomis Short Term Bond Fund (the “Fund’)

Effective March 20, 2023, the following supplements the table regarding the Fund under the heading “Investment Advisory and Other Services – Limitation of Fund Expenses” on page 70 of the SAI:

Name of Fund	Amount of Advisory Fee Waiver
Nationwide Loomis Short Term Bond Fund	0.02% per annum[1]

1 Until February 29, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE